For immediate release                                   Exhibit 99.1

Contact:   Mary Sadlier                       Albert R. Rietheimer
           Corporate Communications           Chief Financial Officer
           (401) 456-5015 ext. 1619           (401) 456-5015 ext. 1640

                   Bancorp Rhode Island, Inc. Announces Record
                     Third Quarter Earnings of $2.2 Million
                Posts Twenty-two Percent Increase Over Last Year

PROVIDENCE,  R.I.-- (October 19, 2004)  --Bancorp  Rhode Island,  Inc.  (NASDAQ:
BARI), the parent company of Bank Rhode Island,  announced that its earnings for the third  quarter  of 2004 were $2.2  million.  This  represents  a 22  percent increase from the $1.8 million earned in the third quarter of last year.

The Company's  diluted earnings per share (EPS) were $0.52 for the third quarter of 2004, up 18 percent from $0.44 in the third quarter of 2003.

The Bank's  total  commercial  loans  outstanding  rose $59.8  million to $392.0 million  at the end of the  third  quarter  of 2004.  This  marks an 18  percent increase over the $332.3 million  reported on December 31, 2003.  Consumer loans outstanding reached $160.3 million, up 38 percent from $115.8 as of December 31,
2003.

"Lending  momentum  continued  to be very solid in the third  quarter and credit quality also remained strong," said Merrill Sherman,  President and CEO, Bancorp
Rhode Island,  Inc.  "They reflect our growing  reputation and the close working relationships we have forged with our customers."

The Bank's total  deposits were $886.0  million at the end of the third quarter, up 9  percent  from  $811.3  at the end of 2003.  Core  deposits  (checking  and savings) were $667.2 million at the end of the third quarter, up 11 percent from
$598.5 million at the end of 2003.

The  Company's  Board of Directors  approved a dividend of $0.15 per share.  The dividend will be paid on November 30 to shareholders of record on November 9.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow (Wednesday,  October 20) to discuss its third quarter earnings for
2004. The conference call can be accessed by dialing toll free (877-407-9039).

Bancorp  Rhode  Island,  Inc.  is the parent  company  of Bank Rhode  Island , a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 14 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                                        BANCORP RHODE ISLAND, INC.
                                                       Consolidated Balance Sheets

                                                                                   September 30,       December 31,
                                                                                       2004                2003
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      22,981       $      27,084
Overnight investments                                                                     3,965                 733
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 26,946              27,817
Investment securities available for sale (amortized cost of $106,508 and
     $96,828, respectively)                                                             107,971              98,595
Mortgage-backed securities available for sale (amortized cost of $156,879
     and $106,028, respectively)                                                        157,069             106,618
Stock in Federal Home Loan Bank of Boston                                                11,865               9,554
Loans receivable:
     Commercial loans                                                                   392,016             332,266
     Residential mortgage loans                                                         316,726             366,230
     Consumer and other loans                                                           160,348             115,786
                                                                                  ----------------    ----------------
         Total loans                                                                    869,090             814,282
     Less allowance for loan losses                                                     (11,673)            (11,078)
                                                                                  ----------------    ----------------
         Net loans                                                                      857,417             803,204
Premises and equipment, net                                                              12,597              12,457
Goodwill                                                                                 10,766              10,766
Accrued interest receivable                                                               5,687               5,597
Investment in bank-owned life insurance                                                  15,969              15,491
Prepaid expenses and other assets                                                         4,644               3,872
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,210,931         $ 1,093,971
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    177,953        $    159,916
     NOW accounts                                                                       116,082             129,398
     Money market accounts                                                               16,096              16,937
     Savings accounts                                                                   357,092             292,277
     Certificate of deposit accounts                                                    218,825             212,755
                                                                                  ----------------    ----------------
         Total deposits                                                                 886,048             811,283
Overnight and short-term borrowings                                                      11,239              13,460
Federal Home Loan Bank of Boston borrowings                                             210,789             176,759
Subordinated deferrable interest debentures                                              18,558              13,403
Other liabilities                                                                         6,827               6,959
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,133,461           1,021,864
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 4,006,254 shares and 3,891,190 shares,
     respectively                                                                            40                  39
Additional paid-in capital                                                               42,642              41,439
Retained earnings                                                                        33,698              29,074
Accumulated other comprehensive income, net                                               1,090               1,555
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      77,470              72,107
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,210,931         $ 1,093,971
                                                                                  ================    ================

                                                        BANCORP RHODE ISLAND, INC.
                                                  Consolidated Statements of Operations

                                                                     Three Months Ended                    Nine Months Ended
                                                                        September 30,                        September 30,
                                                              ----------------------------------    ---------------------------------
                                                                   2004               2003               2004              2003
                                                              ---------------    ---------------    ---------------    --------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Commercial loans                                           $    5,891         $    4,975         $   16,770         $   14,488
     Residential mortgage loans                                      4,081              4,444             13,018             12,941
     Consumer and other loans                                        1,882              1,284              4,863              3,909
     Mortgage-backed securities                                      1,714                973              4,046              3,785
     Investment securities                                           1,240                854              3,355              2,985
     Overnight investments                                              17                 59                 82                143
     Federal Home Loan Bank of Boston stock dividends                   85                 69                197                198
                                                              ---------------    ---------------    ---------------    --------------
       Total interest and dividend income                           14,910             12,658             42,331             38,449
                                                              ---------------    ---------------    ---------------    --------------
Interest expense:
     NOW accounts                                                      272                333                961              1,003
     Money market accounts                                              55                 27                160                 79
     Savings accounts                                                1,088                922              2,826              3,136
     Certificate of deposit accounts                                 1,411              1,458              4,176              4,578
     Overnight and short-term borrowings                                38                 20                104                109
     Federal Home Loan Bank of Boston borrowings                     1,924              1,803              5,449              5,364
     Subordinated deferrable interest debentures                       276                 --                756                 --
     Company-obligated mandatorily redeemable capital securities        --                203                 --                480

                                                              ---------------    ---------------   ----------------   --------------
       Total interest expense                                        5,064              4,766             14,432             14,749
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income                                           9,846              7,892             27,899             23,700
Provision for loan losses                                              200                400                700              1,200
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income after provision for loan losses           9,646              7,492             27,199             22,500
                                                              ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                             1,156                957              3,374              2,952
     Commissions on nondeposit investment products                     312                220                758                626
     Income from bank-owned life insurance                             159                171                478                579
     Loan related fees                                                 104                127                309                570
     Commissions on loans originated for others                         12                128                 52                331
     Gain (loss) on sale of investment securities                       (9)               348                332                681
     Gain (loss) on sale of mortgage-backed securities                  --                 --                 --                104
     Other income                                                      303                283                938                701
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest income                                      2,037              2,234              6,241              6,544
                                                              ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                                  4,566              3,697             12,588             10,741
     Occupancy                                                         675                595              2,007              1,785
     Equipment                                                         409                389              1,197              1,102
     Data processing                                                   664                599              2,056              2,245
     Marketing                                                         270                235              1,045                830
     Professional services                                             512                289              1,154                951
     Loan servicing                                                    239                270                770                708
     Loan workout and other real estate owned expense                    8                 33                 78                 34
     Other expenses                                                  1,038                930              3,041              2,859
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                     8,381              7,037             23,936             21,255
                                                              ---------------    ---------------    ---------------    --------------
       Income before income taxes                                    3,302              2,689              9,504              7,789
Income tax expense                                                   1,124                904              3,167              2,570
                                                              ---------------    ---------------    ---------------    --------------
       Net income                                               $    2,178         $    1,785         $    6,337         $    5,219
                                                              ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                             $    0.55          $    0.47          $    1.60          $    1.37
     Diluted earnings per common share                           $    0.52          $    0.44          $    1.50          $    1.29

     Average common shares outstanding - basic                   3,988,311          3,830,461          3,967,168          3,799,116
     Average common shares outstanding - diluted                 4,228,666          4,084,174          4,212,009          4,052,699

                                                     Bancorp Rhode Island, Inc.
                                                   Selected Financial Highlights

                                                                September 30,     December 31,
                                                                     2004              2003
                                                                --------------    --------------
                                                        (Dollars in thousands, except per share data)

     Total Assets                                              $     1,210,931   $     1,093,971
     Total Loans                                                       869,090           814,282
     Nonperforming Loans                                                   790             2,462
     Allowance for Loan Losses                                          11,673            11,078
     Allowance to Nonperforming Loans                                 1477.59%           449.96%
     Allowance to Total Loans                                            1.34%             1.36%
     Total Deposits                                                    886,048           811,283
     Total Shareholders' Equity                                         77,470            72,107

     Book Value Per Share                                              $ 19.34           $ 18.53
     Tangible Book Value Per Share                                     $ 16.65           $ 15.76

                                                                           Quarter Ended                    Nine Months Ended
                                                                          September 30,                      September 30,
                                                                  -------------------------------    -------------------------------
                                                                      2004             2003              2004             2003
                                                                  -------------    --------------    --------------   --------------
                                                                            (Dollars in thousands, except per share data)

     Interest Income                                            $       14,910   $        12,658   $        42,331  $        38,449
     Interest Expense                                                    5,064             4,766            14,432           14,749
                                                                  -------------    --------------    --------------   --------------
       Net Interest Income                                               9,846             7,892            27,899           23,700
     Provision for Loan Losses                                             200               400               700            1,200
     Noninterest Income                                                  2,037             2,234             6,241            6,544
     Noninterest Expense                                                 8,381             7,037            23,936           21,255
                                                                  -------------    --------------    --------------   --------------
       Income Before Taxes                                               3,302             2,689             9,504            7,789
     Income Taxes                                                        1,124               904             3,167            2,570
                                                                  -------------    --------------    --------------   --------------
       Net Income                                               $        2,178   $         1,785   $         6,337  $         5,219
                                                                  =============    ==============    ==============   ==============

     Data Per Common Share:

       Earnings Per Common Share - Basic                        $         0.55   $          0.47   $          1.60  $          1.37

       Earnings Per Common Share - Diluted                      $         0.52   $          0.44   $          1.50  $          1.29

       Average Common Shares Outstanding - Basic                     3,988,311         3,830,461         3,967,168        3,799,116

       Average Common Shares Outstanding - Diluted                   4,228,666         4,084,174         4,212,009        4,052,699

     Selected Operating Ratios:

       Net Interest Margin                                               3.45%             3.13%             3.43%            3.26%

       Return on Assets                                                  0.72%             0.67%             0.73%            0.68%

       Return on Equity                                                 11.63%            10.17%            11.45%           10.24%

       Efficiency Ratio (1)                                             70.53%            69.49%            70.11%           70.28%

     (1)  Calculated by dividing total noninterest expenses by net interest income plus noninterest income.